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                                                                  EXHIBIT 10(gg)

                           INFORMATION RESOURCES, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (herein, the "Amendment") is entered into as of February 9, 2000, between Information Resources, Inc., the Banks party thereto, and Harris Trust and Savings Bank, as Agent for the Banks.


                             PRELIMINARY STATEMENTS

          A. The Borrower and the Banks entered into a certain Credit Agreement, dated as of October 31, 1997 (the Credit Agreement, as amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower and the Required Banks have agreed to (i) amend the Cash Flow Coverage Ratio, (ii) amend the Eurodollar Margin, (iii) amend the Commitment Fee, and (iv) make certain other amendments to the Credit Agreement, under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           WAIVER.

         The Borrower has informed the Agent and the Banks that as of December 31, 1999, the Borrower was not in compliance with Section 7.8 of the Credit Agreement (Cash Flow Coverage Ratio). The Borrower has requested that the Banks waive compliance with Section 7.8 of the Credit Agreement and, by signing below, the Required Banks hereby agree to waive compliance with Section 7.8 of the Credit Agreement through the period ending on (but not after) December 31, 1999. Notwithstanding anything herein to the contrary, the waiver in this Section 1 shall not become effective unless and until the conditions precedent set forth in Section 3 hereof have been satisfied.

SECTION 2.           AMENDMENTS.

          2.1. The definition of "Eurodollar Margin" appearing in Section 1.3(b) of the Credit Agreement shall be amended and restated to read as follows:

                  "Eurodollar Margin" means, from one Pricing Date to the next, a rate per annum determined in accordance with the following schedule:







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

                              CASH FLOW COVERAGE RATIO
                               FOR SUCH PRICING DATE:                    EURODOLLAR MARGIN:
                  Less than 0.90 to 1.0                                         1.80%

                  Equal to or greater than 0.90 to 1.0, but less
                  than 1.0 to 1.0                                               1.35%

                  Equal to or greater than 1.0 to 1.0, but less
                  than or equal to 1.05 to 1.0                                  1.20%

                  Greater than 1.05 to 1.0                                      1.00%




                  The Borrower and the Banks acknowledge and agree that from and after the effective date of the Second Amendment to Credit Agreement dated as of February 9, 2000, by and among the Borrower, the Banks, and the Agent (the "Second Amendment"), and retroactive to January 1, 2000, the Eurodollar Margin shall be 1.80%, and the Eurodollar Margin shall not be adjusted until the Pricing Date occurring after the Agent's receipt of the Borrower's June 30, 2000 financial statements and corresponding compliance certificate.

          2.2. The last sentence of Section 2.1 of the Credit Agreement shall be amended and restated to read as follows:

                  For purposes hereof, the term "Applicable Commitment Fee" means, from one Pricing Date to the next, a rate per annum determined in accordance with the following:


                            CASH FLOW COVERAGE RATIO
                              FOR SUCH PRICING DATE:                APPLICABLE COMMITMENT FEE:
                  Less than 0.90 to 1.0                                       0.35%

                  Equal to or greater than 0.90 to 1.0, but
                  less than 1.0 to 1.0                                        0.25%

                  Equal to or greater than 1.0 to 1.0, but less
                  than or equal to 1.05 to 1.0                                0.20%

                  Greater than 1.05 to 1.0                                    0.15%


                  The Borrower and the Banks acknowledge and agree that from and after the effective date of the Second Amendment and retroactive to January 1, 2000, the Applicable Commitment Fee shall be .35%, and the Applicable Commitment Fee shall not be adjusted until the Pricing Date occurring after the Agent's receipt of the Borrower's




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                  June 30, 2000 financial statements and corresponding
                  compliance certificate.

          2.3. Section 7.8 of the Credit Agreement shall be amended and restated to read as follows:

                  Section 7.8. Cash Flow Coverage Ratio. The Borrower shall, as of the last day of each quarter-annual accounting period of the Borrower ending during the periods specified below, maintain the ratio of Consolidated Cash Flow for the four fiscal quarters of the Borrower then ended to Consolidated Fixed Charges for the same four fiscal quarters then ended (the "Cash Flow Coverage Ratio") of not less than:

                                                                              CASH FLOW COVERAGE
                        FROM AND                     TO AND                RATIO SHALL NOT BE LESS
                       INCLUDING                    INCLUDING                       THAN:
                         1/1/00                      9/29/00                      .75 to 1.0

                        9/30/00                     12/30/00                      .80 to 1.0

                        12/31/00                     6/29/01                      1.0 to 1.0

                        6/30/01            and at all times thereafter           1.05 to 1.0


SECTION 3.           CONDITIONS PRECEDENT.

          The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          3.1. The Borrower and the Required Banks shall have executed and delivered this Amendment.

          3.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

          3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

          3.4. The Agent shall have received for the benefit of each Bank executing this Amendment on or before February 8, 2000, an amendment fee equal to 0.20% of the Commitment of such Bank.




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SECTION 4.           REPRESENTATIONS.

          In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Banks that as of the date hereof, and after giving effect to the waiver set forth in Section 1 above, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.           MISCELLANEOUS.

          5.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

          5.2. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the replacement Notes, including the fees and expenses of counsel for the Agent.

          5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGES TO FOLLOW]






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          This Second Amendment to Credit Agreement is dated as of the date first above written.

                                      INFORMATION RESOURCES, INC.



                                      By
                                           Name
                                                 -------------------------------
                                           Title
                                                 -------------------------------

         Accepted and agreed to as of the date and year first above written.

                                      HARRIS TRUST AND SAVINGS BANK, in its
                                      individual capacity as a Bank and as Agent



                                       By
                                           Name
                                                 -------------------------------
                                           Title
                                                 -------------------------------



                                       LASALLE NATIONAL BANK



                                       By
                                           Name
                                                 -------------------------------
                                           Title
                                                 -------------------------------


                                       THE BANK OF NEW YORK



                                       By
                                           Name
                                                 -------------------------------
                                           Title
                                                 -------------------------------





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